Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Exhibit 10.12

AMENDMENT NO. 1 TO THE COINBASE PRIME ETP STAKING ADDENDUM

This Amendment No. 1 (this “Amendment”), dated as of February 6, 2026 (the “Amendment Effective Date”), is entered into between Coinbase, Inc. (“Coinbase”) and the entities listed on Schedule A of the Coinbase PBA (each, a “Client’) and Grayscale Investments Sponsors, LLC (the “Sponsor”).

RECITALS

WHEREAS, Coinbase and Client are parties to that certain Coinbase Prime Broker Agreement dated October 3, 2025 (the “Coinbase PBA”) and that certain Coinbase Prime – Exchange-Traded Product (ETP) Staking Addendum dated October 6, 2025 (the “ETP Staking Addendum”);

WHEREAS, pursuant to Section 21 of the ETP Staking Addendum, the parties may amend the Addendum, Annex A, or any Approved Validator Schedule by mutual written agreement; and

WHEREAS, the parties now desire to amend the ETP Staking Addendum to update the list of Eligible Digital Assets and Approved Validators and to amend the specific terms related to the Coinbase Developer Platform validator.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the ETP Staking Addendum or the Coinbase PBA.
2.
Amendments to the Addendum.
a.
Replacement of Annex A. Annex A of the ETP Staking Addendum is hereby deleted in its entirety and replaced with the New Annex A attached hereto as Exhibit 1.
b.
Amendment to Schedule A (Coinbase Developer Platform). Schedule A of the ETP Staking Addendum (Approved Validator Schedule for Coinbase Developer Platform) is hereby deleted in its entirety and replaced with the New Schedule A attached hereto as Exhibit 2.
c.
Amendment to Schedule B (Figment). Schedule B of the ETP Staking Addendum (Approved Validator Schedule for Figment) is hereby deleted in its entirety and replaced with the New Schedule B attached hereto as Exhibit 3.
3.
Ratification and Continuation. Except as expressly amended by this Amendment, all other terms and conditions of the ETP Staking Addendum and the Coinbase PBA remain in full force and effect. This Amendment and the ETP Staking Addendum shall be read together as one document.
4.
Miscellaneous. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Electronic signatures shall have the same force and effect as original signatures.

[signature page to follow]

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers.

COINBASE, INC.

By: /s/ Kevin Johnson

Name: Kevin Johnson

Title: VP, Sales and Trading

Date: February 10, 2026

CLIENTS: Each Entity listed on Schedule A of the Coinbase PBA

By: Grayscale Investments Sponsors, LLC, as Sponsor

By: /s/ Craig Salm

Name: Craig Salm

Title: Chief Legal Officer

Date: 2/12/2026

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

EXHIBIT 1

ANNEX A

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Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

EXHIBIT 2

NEW SCHEDULE A

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Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

EXHIBIT 3

NEW SCHEDULE B

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